Earnings Per Share (''EPS'')	12 Months Ended
Jun. 30, 2013
Earnings Per Share (''EPS'')

EARNINGS PER SHARE (“EPS”)

Basic earnings per share is computed on the basis of the weighted average number of shares of common stock outstanding during the period. Diluted earnings per share is computed on the basis of the weighted average number of shares of common stock plus the potential dilutive common shares outstanding during the period using the treasury stock method. Potential dilutive common shares include outstanding stock options and restricted stock awards.

A reconciliation of the components of the basic and diluted per share computations follows (in thousands, except per share amounts):

	2013	2012		2011
Net Income Attributable to STRATTEC	$9,375	$8,793	$	5,418
Less: Income Attributable to Participating Securities	171	—		—
Net Income Attributable to Common Shareholders	$9,204	$8,793	$	5,418

Weighted Average Shares of Common Stock Outstanding	3,327	3,300		3,285
Incremental Shares – Stock based Compensation	52	30		38
Diluted Weighted Average Shares of Common Stock Outstanding	3,379	3,330		3,323

Basic Earnings Per Share	$2.77	$2.66	$	1.65
Diluted Earnings Per Share	$2.72	$2.64	$	1.63

Net earnings available to participating securities were not significant in 2012 and 2011. We consider unvested restricted stock that provides the holder with a non-forfeitable right to receive dividends to be a participating security.

As of June 30, 2013, options to purchase 248,000 shares of common stock were excluded from the calculation of diluted earnings per share because their inclusion would have been anti-dilutive. As of July 1, 2012, options to purchase 248,000 shares of common stock were excluded from the calculation of diluted earnings per share because their inclusion would have been anti-dilutive. As of July 3, 2011, options to purchase 142,000 shares of common stock were excluded from the calculation of diluted earnings per share because their inclusion would have been anti-dilutive.